SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2006

Arrhythmia Research Technology, Inc.

(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 31, 2006 Arrhythmia Research Technology, Inc. (the “Company”) announced that it entered into a Research Agreement with the University of Rochester, Rochester, New York, to participate in a National Institutes for Health (“NIH”) funded investigation into “Risk Stratification in MADIT II Type Patients”. The Company issued a press release dated May 31, 2006 announcing the event, which is attached as exhibit number 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits
(d)	The following exhibits are filed with this report:

Exhibit

Number	Description
99.1	Press Release dated May 31, 2006 announcing research agreement and participation in National Institutes of Health Investigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 2nd day of June 2006.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
By:	/s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit

Number	Description
99.1	Press Release dated May 31, 2006 announcing research agreement and participation in National Institutes of Health Investigation.

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